Exhibit 99.3
CONFORMED COPY
TFC GUARANTEE
dated as of July 14, 2009
by
TEXTRON FINANCIAL CORPORATION
as Guarantor
in favor of
WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION
as Security Trustee
and
EXPORT-IMPORT BANK OF THE UNITED STATES

Ex-Im Bank Credit No. AP084206XX — United States

Vedder Price P.C.

i

TFC GUARANTEE
     THIS TFC GUARANTEE dated as of July 14, 2009 (this “Guarantee”) is made by TEXTRON FINANCIAL CORPORATION, a Delaware corporation (“Guarantor”), in favor of WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, as security trustee for and on behalf of the Secured Parties (the “Security Trustee”) and EXPORT-IMPORT BANK OF THE UNITED STATES (“Ex-Im Bank”).
WITNESSETH:
     WHEREAS, Guarantor has entered into the Credit Agreement (as defined below) and certain of the other Operative Documents;
     WHEREAS, Cessna Finance Export Corporation, a Delaware corporation (“Borrower”), has entered into the Credit Agreement, the Security Agreement and certain of the other Operative Documents;
     WHEREAS, Textron Finance Holding Company, a Delaware corporation (“Borrower Parent”, and together with the Borrower, the “Obligors”), has entered into the Credit Agreement, the Share Pledge Agreement and certain of the other Operative Documents;
     WHEREAS, Guarantor expects to derive benefit from the making of each Disbursement to Borrower and the financing of each Aircraft for the relevant Eligible End User; and
     WHEREAS, in order to induce the Secured Parties to consummate the transactions contemplated by the Credit Agreement, Guarantor is issuing this Guarantee.
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Guarantor, Guarantor hereby agrees as follows:
     Section 1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in Part I of Appendix A to the Credit Agreement, dated as of July 14, 2009 (the “Credit Agreement”), among Guarantor, Borrower, Borrower Parent, the Security Trustee and Ex-Im Bank, and this Guarantee shall be interpreted with the rules of construction set forth in Part II of Appendix A to the Credit Agreement.
     Section 2. Guarantee.
          (a) Guaranteed Documents. Guarantor hereby acknowledges that it is fully aware of the terms and conditions of the Credit Agreement, each Eligible Agreement and each of the other Operative Documents to which Borrower or Borrower Parent is or will be a party (collectively, the "Guaranteed Documents”).
          (b) Obligations. Guarantor hereby unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, to the Security Trustee and the other Secured Parties (each, a “Guaranteed Party”, and collectively, the “Guaranteed Parties”):

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          (i) Borrower’s prompt payment of the principal of and interest on the Credit, when and as due (whether scheduled, at maturity, by acceleration, upon one or more dates set for pre-payment or otherwise) in accordance with the terms of the Credit Agreement and all other amounts payable at any time by Borrower to the Secured Parties under each Guaranteed Document to which Borrower is, or from time to time becomes, a party including any obligation to pay fees, expenses, post-default interest and indemnity payments; and
          (ii) the due and punctual performance by each Obligor of all of its other obligations and covenants under the Credit Agreement and each other Guaranteed Document.
All of the foregoing obligations in clauses (i) and (ii) being collectively referred to herein as the “Obligations”.
          (c) If any Obligor shall fail to pay in full when due for any reason, or timely perform, any of the Obligations, Guarantor is obligated promptly to pay or perform or to cause to be paid or performed the same as stated in the relevant Guaranteed Document without any demand or notice whatsoever. In respect of the Obligations, this Guarantee is an absolute, present and continuing guarantee of payment and performance and not of collection and is in no way conditional or contingent upon any attempt to collect from any Obligor any unpaid amounts due or otherwise to enforce performance by any Obligor.
          (d) Guarantor further agrees to pay any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Security Trustee and the other Secured Parties in enforcing this Guarantee.
          (e) Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Security Trustee or any other Secured Party on account of its liability hereunder, it will notify the Security Trustee or such Secured Party, as applicable, in writing that such payment is made under this Guarantee for such purpose.
          (f) Without limiting Section 2(d) above, any demand, step or proceeding to enforce this Guarantee may be made by any Guaranteed Party from time to time, and the liabilities and obligations of Guarantor under this Guarantee may be enforced, irrespective of whether any demands, steps or proceedings are being or have been made or taken against the Obligors and/or Guarantor and/or any other Person.
     Section 3. Right of Set-off. Following the occurrence or during the continuance of an Event of Default, each Guaranteed Party is hereby irrevocably authorized at any time and from time to time without notice to Guarantor, any such notice being expressly waived by Guarantor to the extent permitted under Applicable Laws, to set off any matured obligation due from Guarantor (to the extent beneficially owned by such Guaranteed Party), against any matured obligation owed by such Guaranteed Party to Guarantor, regardless of the place of payment, booking branch or currency of any obligation, or any part thereof in such amounts as such Guaranteed Party may elect. If the obligations are in different currencies, such Guaranteed

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Party may convert any obligation at a market rate of exchange in its usual course of trading for the purpose of the set-off. Such Guaranteed Party shall notify Guarantor of any such set-off and the application made by such Guaranteed Party of the proceeds thereof, in each case promptly after the same shall have occurred; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of such Guaranteed Party under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Guaranteed Party has.
     Section 4. Subrogation. Guarantor shall be subrogated to the rights, if any, of the Secured Parties in respect of any matter with respect to which an amount has been paid by Guarantor hereunder; provided always that any subrogation rights to which Guarantor becomes entitled by reason of performance of any of its obligations hereunder shall be subject and subordinate to the rights of the Secured Parties against any Obligor under any Guaranteed Document and the exercise of any such subrogation rights of Guarantor shall be deferred until all Obligations have been paid in full and fully performed. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full or fully discharged, such amount shall be held by Guarantor in trust for the Security Trustee segregated from other funds of Guarantor, and shall, forthwith upon receipt by Guarantor, be turned over to the Security Trustee in the exact form received by Guarantor (duly endorsed by Guarantor to the Security Trustee, if required), to be applied against the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.
     Section 5. Amendments with respect to the Obligations; Waiver of Rights. Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantor, and without notice to or further assent by Guarantor, any demand for payment of any of the Obligations made by a Guaranteed Party may be rescinded by the Security Trustee and any of such Obligations continued, and the Obligations or the liability of any other party for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, increased, modified, accelerated, compromised, waived, surrendered or released by any Guaranteed Party in accordance with the Operative Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the Operative Documents as any Guaranteed Party may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Guaranteed Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Guaranteed Parties shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against Guarantor, the applicable Guaranteed Party may but shall be under no obligation to, make a similar demand on any Obligor or any other guarantor, and any failure by a Guaranteed Party to make any such demand or to collect any payments from any Obligor or any such other guarantor or any release of any Obligor or such other guarantor shall not relieve Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Guaranteed Parties against Guarantor (provided that such demand is made within any period required by any applicable statute of limitations or similar law affecting the demand). No Guaranteed Party shall be obliged to enforce any remedies against either Obligor or any guarantee or security that it may hold before

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being entitled to payment from the Guarantor of the Obligations. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.
     Section 6. Guarantee Absolute and Unconditional. Guarantor waives any and all notice of the creation, renewal, extension, amendment, variation, waiver or accrual of any of the Obligations and notice of or proof of reliance by the Secured Parties upon this Guarantee or acceptance of this Guarantee. The Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, varied or waived, in reliance upon this Guarantee; and all dealings between any Obligor and Guarantor, on the one hand, and the Guaranteed Parties on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. To the extent permitted by Applicable Law, the Guarantor waives all defenses of a surety or guarantor to which it may be entitled by statute or otherwise. Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Obligor or Guarantor with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of any Guaranteed Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Security Trustee or any other Person, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Obligor against the Security Trustee or any other Person, (c) any other circumstance whatsoever (with or without notice to or knowledge of any Obligor or Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Obligor for the Obligations, or of Guarantor under this Guarantee, in bankruptcy or in any other instance (other than a defense of payment or performance), (d) any change in the ownership of any Obligor or any merger or consolidation of any Obligor into any other Person, (e) any sale, transfer or disposal, by any Obligor, of all, or substantially all, of its assets, (f) any change in Borrower under, or with respect to, the Aircraft, the Credit or the Note as contemplated in the Operative Documents, or (g) any failure by either Obligor to comply with any of the terms of any Operative Document or the Obligations. When pursuing its rights and remedies hereunder against Guarantor, each Guaranteed Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against any Obligor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by a Guaranteed Party to pursue such other rights or remedies or to collect any payments from any Obligor or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Obligor or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Guaranteed Parties against Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon Guarantor and its successors and assigns thereof, and shall inure to the benefit of the Guaranteed Parties, each of the other Secured Parties and their respective successors and permitted endorsees, transferees and assigns, until all the Obligations and the obligations of Guarantor under this Guarantee shall have been satisfied in full.
     Section 7. Reinstatement; Bankruptcy, etc. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any

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of the Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Obligor or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Obligor or any substantial part of its property, or otherwise, all as though such payments had not been made. If an event permitting the declaration of default under a Guaranteed Document exists at any time, and such declaration of default is prevented by the pendency against any Obligor or any other Person of a case or proceeding under a bankruptcy or insolvency law, then for purposes of this Guarantee and Guarantor’s obligations hereunder, such Guaranteed Document shall be deemed to have been declared in default with the same effect as if such Guaranteed Document had been enforceable in accordance with the terms thereof, and Guarantor shall forthwith pay the amounts due hereunder as specified by any Guaranteed Party, any interest thereon, and any other amounts guaranteed hereunder, without further notice or demand.
     Section 8. Payments. Guarantor hereby agrees that the Obligations will be paid without set-off or counterclaim in U.S. Dollars (or, in the case of indemnity obligations, in such currency as such Claim was incurred) to the account specified for such Obligation in accordance with the relevant Guaranteed Document. All payments hereunder shall be made free and clear of, and without deduction or withholding for or on account of any Taxes. If any Taxes shall be required by Applicable Law to be deducted or withheld from any payment to any Guaranteed Party hereunder, Guarantor shall increase the amount paid so that such Guaranteed Party receives, after deduction or withholding on account of such Taxes, the full amount of the payments provided for in this Guarantee. Whenever any Taxes are payable by Guarantor in respect of payments hereunder, as promptly as possible thereafter Guarantor shall send to the applicable Guaranteed Party a certified copy of an original official receipt received by Guarantor showing payment thereof.
     Section 9. Covenants. Guarantor hereby covenants and agrees with the Guaranteed Parties that from and after the date of this Guarantee until the Obligations are paid in full and fully performed:
          (a) No Commencement of Bankruptcy Proceedings.
          (i) To the extent permitted by Applicable Law, Guarantor shall not give its permission to, consent to or authorize:
          (A) (1) the appointment of a receiver, trustee or liquidator of any Obligor or of a substantial part of such Obligor’s property, (2) the admission in writing by any Obligor, submitted in connection with judicial or other similar procedures with respect to such Obligor, of its inability to pay its debts generally as they come due, (3) the making of a general assignment by any Obligor for the benefit of creditors (excluding the Secured Parties) or (4) the exercise by any creditor of any Obligor (other than the Secured Parties) of a contractual right to assume the operations or financial management of such Obligor; or
          (B) (1) the filing by an Obligor of (x) a voluntary petition in bankruptcy, (y) an answer seeking reorganization in a proceeding under any

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bankruptcy laws (as now or hereafter in effect) or (z) an answer admitting the material allegations of a petition filed against such Obligor in any such proceedings, (2) the answering, or the consenting to or seeking of relief, by any Obligor by voluntary petition, under the provisions of any other now existing or future bankruptcy, insolvency or other similar law providing for the reorganization or winding-up of corporations or (3) the providing for an agreement, composition, extension or adjustment with the creditors of any Obligor or otherwise for the relief of distressed debtors, in each case other than the Secured Parties.
          (ii) Save as may be requested or consented to by the Guaranteed Parties, Guarantor shall not commence or join with any other Person in commencing any case, proceeding or action described in Section 9(a)(i) with respect to an Obligor, or seek an order, judgment or decree appointing a receiver, trustee or liquidator of any Obligor of all or substantial part of such Obligor’s property, or sequestrating of all or any substantial part of the property of any Obligor or otherwise filing a petition against any Obligor in a proceeding under any bankruptcy, insolvency or other similar laws as now or hereafter in effect.
          (b) Consolidations, Mergers and Sale of Assets. Except as provided for in Section 11.07(c) of the Credit Agreement, Guarantor will not (i) consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer, directly or indirectly, all or any substantial part of the assets of Guarantor and its Subsidiaries, taken as a whole, to any other Person (or enter into any agreement in furtherance of the foregoing); provided that Guarantor may permit any corporation to be merged into Guarantor or may consolidate with or merge into or sell or otherwise (except by lease) dispose of its assets as an entirety or substantially as an entirety to any solvent corporation organized in the United States of America which is either Textron Inc. or a wholly-owned Subsidiary of Textron Inc. and which expressly assumes in writing the due and punctual payment and punctual performance of the obligations of Guarantor hereunder and under the other Operative Documents, if (1) immediately thereafter the Support Agreement and the Support Agreement Supplement shall be expressly reaffirmed in writing by Textron Inc., (2) after giving effect to such consolidation, merger or other disposition, no Potential Default shall have occurred and be continuing and (3) any such disposition shall not release the corporation that originally executed the Credit Agreement as borrower from its liability as obligor on the Note and the other Operative Documents, and provided further that this Section 9(b) shall not prohibit any sale, lease or transfer, directly or indirectly, of the Receivables and Receivables Related Assets (or interests therein) of Guarantor or its Subsidiaries in connection with any Securitization Transaction. For the purposes hereof,
          (i) “Receivable” means any right of payment from or on behalf of any obligor, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising from (i) the financing by Guarantor or any of its Subsidiaries of property, equipment or services or (ii) the leasing by Guarantor or any of its Subsidiaries of property or equipment, and monies due thereunder, security interests in the property, equipment and services financed or leased thereby and any and all other related rights (excluding any of the foregoing to the extent forming part of the Collateral);

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          (ii) “Receivable Related Assets” means, in connection with any Securitization Transaction with respect to particular Receivables, the collective reference to: (i) any rights arising under the documentation governing or relating to such Receivables (including rights in respect of Liens securing such Receivables and other credit support in respect of such Receivables), (ii) any proceeds of such Receivables and any lockboxes or accounts in which such proceeds are deposited, (iii) spread accounts and other similar accounts (and any amounts on deposit therein) established in connection with such Securitization Transaction, (iv) any warranty, indemnity, dilution and other intercompany claim arising out of the documentation evidencing such Securitization Transaction and (v) any rights or ownership interests in respect of the property or equipment leased or financed pursuant to such Receivables (excluding any of the foregoing to the extent forming part of the Collateral); and
          (iii) “Securitization Transaction” means any transaction or series of transactions that have been or may be entered into by Guarantor or any of its Subsidiaries in which Guarantor or any of its Subsidiaries may sell, convey or otherwise transfer to any other Person, or may grant a security interest in, any Receivables or Receivables Related Assets or any undivided or beneficial ownership interests therein (whether such Receivables or Receivables Related Assets are then existing or arising in the future) of Guarantor or any of its Subsidiaries.
          (c) Support Agreement. Guarantor will cause the Support Agreement and the Support Agreement Supplement to remain in full force and effect without modification thereto, and will diligently protect and enforce its rights thereunder.
          (d) Information. Guarantor will deliver (or cause Textron to deliver, as the case may be) to each of the Guaranteed Parties:
          (i) (A) as soon as available and in any event within 90 days after the end of each fiscal year of Guarantor, consolidated balance sheets of Guarantor and its consolidated Subsidiaries and (B) as soon as available and in any event within 90 days after the end of each fiscal year of Textron, consolidated balance sheets of Textron and its consolidated Subsidiaries, in each case as of the end of such fiscal year and the related consolidated statements of income, cash flows and changes in shareholder’s equity for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, such consolidated financial statements reported on by Ernst & Young LLP or other independent public accountants of nationally recognized standing;
          (ii) (A) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of Guarantor, a consolidated balance sheet of Guarantor and its consolidated Subsidiaries and (B) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of Textron, a consolidated balance sheet of Textron and its consolidated Subsidiaries, in each case as of the end of such quarter and the related consolidated statements of income, cash flows and changes in shareholder’s equity for the portion of Guarantor’s or Textron’s, as the case may be, fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter

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and the corresponding portion of Guarantor’s or Textron’s, as the case may be, previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, normalcy of accounting practices and consistency by the chief financial officer or the chief accounting officer of Guarantor;
          (iii) simultaneously with the delivery of each set of financial statements referred to in clauses (i) and (ii) above, a certificate of the chief financial officer or the chief accounting officer of Guarantor stating whether any Potential Default exists on the date of such certificate and, if any Potential Default then exists, setting forth the details thereof and the action which Guarantor is taking or proposes to take with respect thereto;
          (iv) within five days after the occurrence of any Potential Default or Event of Default, if such Potential Default or Event of Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of Guarantor setting forth the details thereof and the action which Guarantor is taking or proposes to take with respect thereto;
          (v) promptly upon the filing thereof, copies of all registration statements (other than exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which Guarantor shall have filed with the SEC; and
          (vi) from time to time such additional information with respect to Guarantor, Textron and its Subsidiaries as the Security Trustee or Ex-Im Bank may reasonably request.
     Information required to be delivered pursuant to subsections (i), (ii) or (v) above shall be deemed to have been delivered on the date on which Guarantor provides notice to the Security Trustee and Ex-Im Bank that such information has been posted on Guarantor’s website on the internet at the website address listed on the signature pages hereof, at sec.gov/edaux/searches.htm or another website identified in such notice and accessible by the Security Trustee and Ex-Im Bank without charge; provided that (A) such notice may be included in a certificate delivered pursuant to clause (iii) above and (B) Guarantor shall deliver paper copies of the information referred to in clauses (i), (ii) or (v) to any Guaranteed Party if it requests such delivery.
          (e) Further Assurances. Guarantor shall from time to time, at its own cost and expense, do and perform such other and further acts and duly execute and deliver such further documents and assurances as may be required by Applicable Law or reasonably requested by any Guaranteed Party to establish, maintain and protect the respective rights and remedies of such party and to carry out the intent and purpose of this Guarantee.
     Section 10. Notices. All notices, consents and other communications hereunder shall be given in accordance with Section 14.02 of the Credit Agreement.
     Section 11. Amendments. Except as provided in Section 14.08 of the Credit Agreement, no provision of this Guarantee may be amended, changed, waived, discharged or terminated.

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     Section 12. Cumulative Remedies. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
     Section 13. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     Section 14. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of the Secured Parties and their respective successors and permitted assigns. Without limiting Section 9(b), Guarantor may not assign or delegate any obligation under this Guarantee to any Person without the prior written consent of the Security Trustee which consent may be withheld in its sole discretion.
     Section 15. Governing Law; Jurisdiction; Waiver of Jury Trial.
          (a) This Guarantee shall be governed by, and be construed and interpreted in accordance with, the internal laws of the State of New York, United States of America, without reference to principles of conflicts of law other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.
          (b) Any suit, action or proceeding against Guarantor with respect to this Guarantee or any judgment entered by any court in respect thereof may be brought in the Supreme Court of the State of New York, County of New York or in the United States District Court for the Southern District of New York, as any Guaranteed Party in its sole discretion may elect, and Guarantor hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Guarantor hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee brought in any of the aforesaid courts in New York and hereby further irrevocably waives any claim that any such suit, action or proceeding has been brought in an inconvenient forum.
          (c) GUARANTOR IRREVOCABLY WAIVES ANY RIGHTS IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY CIVIL ACTION ARISING UNDER THIS GUARANTEE OR ANY OTHER OPERATIVE DOCUMENT.
[The next page is the signature page]

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     IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

TEXTRON FINANCIAL CORPORATION
By:	/s/ Warren Lyons
	Name:	Warren Lyons
	Title:	President & CEO

Textron Website Address for purposes of Section 9(d) hereof: www.textronfinancial.com

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